Exhibit 99.1

Isleworth Healthcare Acquisition Corp. and Cytovia Therapeutics Announce Agreement for Business Combination to Create Publicly Listed Company Focused on Empowering Natural Killer Cell Therapeutics to Fight Cancer

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In conjunction with the business combination agreement, the parties have commitments for $40 million in new investments by institutional investors, including $20 million in conversion of licensing consideration from Cellectis

•	Isleworth has $207 million in trust

•	Merger expected to be completed in Q3 of 2022; Combined company expected to be listed on NASDAQ under the ticker symbol INKC.

ST. PETERSBURG, FL, AVENTURA, FL, and NATICK, MA, April 26th, 2022 – Isleworth Healthcare Acquisition Corp. (NASDAQ: ISLE) (“Isleworth”), a special purpose acquisition company (NASDAQ: ISLE, ISLEW) and Cytovia Holdings, Inc.(“Cytovia”), a biopharmaceutical company empowering natural killer (NK) cells to fight cancer through stem cell engineering and multispecific antibodies today announced they have entered into a definitive business combination agreement. Upon consummation of this combination, Isleworth will be renamed Cytovia Therapeutics, Inc. (the “combined company”) and its common stock and warrants are expected to remain listed on NASDAQ under the ticker symbols INKC and INKCW, respectively.

The combined company will continue Cytovia’s operations and remain focused on developing and manufacturing complementary NK cell and NK engager antibody platforms.

The combined company will be led by Dr. Daniel Teper, the Co-Founder, Chairman, and Chief Executive Officer of Cytovia.

“We are grateful for the strong support from new and existing investors and the team of seasoned entrepreneurs at Isleworth. We expect this transaction to accelerate the execution of Cytovia’s vision to advance NK therapeutics towards a cure for cancer“ said Dr. Teper. “We are encouraged by our preclinical data recently presented at AACR, which supports advancing development of our iPSC-derived NK cells (iNK) and Flex-NK™ cell engagers for the treatment of Hepatocellular Carcinoma.”

Bob Whitehead, Isleworth’s CEO, said: “Isleworth evaluated multiple life science companies and was most impressed by the talent and technology assembled by Cytovia. We believe Cytovia is one of the most advanced, innovative cell therapy companies involved with the development of new cancer treatments. Cell therapies in oncology have already brought hope to millions. Cytovia’s approaches could conceivably make similar approaches more conveniently ’off-the-shelf’ and affordable.”

Cytovia’s Therapeutic Approach

Cytovia aims to accelerate patient access to transformational cell therapies and immunotherapies, addressing several of the most challenging unmet medical needs in oncology.

The company focuses on harnessing the innate immune system by developing complementary and disruptive NK-cell and NK-engager antibody platforms. Specifically, Cytovia is developing three types of iNK cells: unedited iNK cells, TALEN® gene-edited iNK cells with improved function and persistence, and TALEN® gene-edited iNK cells with chimeric antigen receptors (CAR-iNKs) to improve tumor-specific targeting. The second complementary cornerstone technology is a quadrivalent multispecific antibody platform designed to engage NK cells by targeting the NKp46 activating receptor using a proprietary Flex-NK™ technology.

These two technology platforms are being used to develop treatments for patients with Hepatocellular Carcinoma (HCC) and solid tumors. Clinical studies are expected to initiate by the end of 2022.

Headquartered in Aventura, FL, Cytovia operates R&D laboratories in Natick, MA and a cGMP cell manufacturing facility in Puerto Rico and has scientific partnerships with Cellectis, CytoImmune Therapeutics, the Hebrew University of Jerusalem, INSERM, the New York Stem Cell Foundation, the National Cancer Institute, and the University of California San Francisco (UCSF). Cytovia Therapeutics has recently formed CytoLynx Therapeutics, a strategic partnership focused on research and development, manufacturing, and commercialization activities in Greater China and beyond.

Cytovia Pipeline

Cytovia is the first immune-oncology company with the capabilities to combine gene edited iPSC-derived NK Cell and Flex-NK™ cell-engager antibody platforms to develop the next generation of immunotherapies for both hematological and solid tumors.

Cytovia’s portfolio includes targets and indications with a balanced risk profile.

GPC3 is a promising novel target for solid tumors, particularly hepatocellular carcinoma, where the unmet medical need is most significant. Cytovia’s lead program aims to develop first-in-class HCC therapies targeting GPC3. The initial four product candidates will be evaluated as monotherapies and as combination therapies. CYT-303, Cytovia’s GPC3 Flex-NK™ engager, is a tri-specific antibody that binds to HCC tumor cells through GPC3 and to NK cells through NKp46 and CD16a. For patients with either an impaired number or function of NK cells, Cytovia will evaluate the addition of iNK cells, CYT-100, to possibly unlock the full potential of this treatment strategy. Cytovia is also developing CYT-150, gene-edited iNK cells, to improve tumor infiltration and cell persistence, that may also be combined with CYT-303. In addition, CYT-503, a GPC3-targeting CAR-iNK cell therapeutic, is designed to improve specificity for tumor targeting. Cytovia expects to file INDs for CYT-303 and CYT-100, followed by INDs for CYT-150 and CYT-503.

CD38 is a well-established clinical and commercial target for Multiple Myeloma. Cytovia is developing CYT-338 and CYT-538 which are, respectively, CD38-targeting Flex-NK™ cell engagers and CAR-iNK cells for the treatment of Multiple Myeloma in patients that have failed CD38 antibody therapies and agents targeting B-cell maturation antigen (BCMA).

Cytovia is also developing an intracranial EGFR CAR iNK candidate to target both wtEGFR and EGFR vIII to address a significant medical need in the management of the currently untreatable Glioblastoma multiforme.

Cytovia has established collaborations with academic institutions and industry partners including Cellectis for TALEN® gene-editing. TALEN® gene-editing is a technology pioneered and controlled by Cellectis, a clinical-stage biotechnology company using its gene-editing platform to develop life-saving cell and gene therapies. The TALEN® gene-edited patents controlled by Cellectis in the field of iNK and CAR-iNK are licensed from Cellectis by Cytovia and Cytovia holds global development and commercial rights to these patents.

Planned Milestones and Use of Proceeds

Proceeds from private placements (the “PIPE”), funds in Isleworth’s trust account (net of redemptions), and proceeds from other prospective financings, in the aggregate amount of up to one hundred million dollars, would provide Cytovia with capital for up to 2 years to further develop its gene-edited iNK and Flex-NK™ cell engager technologies. Cytovia plans to focus on multiple milestones, including:

•	Filing the first two INDs for Flex-NK™ CYT-303 and iNK CYT-100

•	Initiating Phase I/II clinical trials to evaluate CYT-303 and CYT-100, alone and in combination, for the treatment of HCC

•	Obtaining and presenting initial clinical data for CYT-303 and CYT-100 in HCC

•	Filing INDs for CYT-150 and CYT-503 and initiating Phase I/II clinical trials

•	Continuing to enhance iNK & Flex-NK™ technologies and advance the pipeline with multiple therapeutic candidates

Summary of Transaction

The transaction would value the combined company at a pro forma equity value of $602 million, assuming a $10 per share price, no Isleworth stockholder redemptions and no additional financing obtained prior to the closing of the transaction. As a result of the transaction, the combined company would have up to $227 million in gross proceeds from a combination of approximately $207 million in cash held in Isleworth’s trust account (assuming no Isleworth stockholders exercise their redemption rights at closing) and $20 million from PIPE financing of new investors, and without considering the proceeds of any additional prospective financing.

All existing Cytovia equity holders will roll the entirety of their equity holdings into the combined company and are expected to hold approximately half of the issued and outstanding equity of the combined company immediately following the closing (assuming no Isleworth shareholders exercise their redemption rights at closing).

The transaction, which has been approved by each of Isleworth’s and Cytovia’s Boards of Directors, is expected to be completed in the third quarter of 2022, subject to approval by Isleworth’s and Cytovia’s shareholders and satisfaction, or the waiver of, customary closing conditions identified in the business combination agreement.

Isleworth and Cytovia have agreed in the business combination agreement to take all necessary action to cause the board of directors of the combined company immediately following the closing to consist of seven directors, of whom two individuals will be designated by Isleworth and five individuals will be designated by Cytovia. Each designee will meet the director qualification and eligibility criteria of the Nominating and Corporate Governance committee of the board of directors of Isleworth, and a number of Cytovia designees will qualify as independent directors as determined by the board of directors of Isleworth such that a majority of the directors as of immediately following the closing will qualify as independent directors.

I-Bankers Securities, Inc. is serving as capital markets advisor and placement agent to Isleworth. Truist Securities is acting as financial advisor, placement agent and capital markets advisor to Cytovia. BTIG LLC is acting as capital markets advisor to Cytovia.

Cooley LLP is serving as legal advisor to Cytovia. ArentFox Schiff LLP is serving as legal advisor to Isleworth. Goodwin Procter is serving as legal advisor to Truist Securities in its role as placement agent.

About Cytovia Therapeutics

Cytovia Therapeutics aims to accelerate patient access to transformational cell therapies and immunotherapies, addressing several of the most challenging unmet medical needs in cancer. Cytovia focuses on harnessing the innate immune system by developing complementary and disruptive NK-cell and NK-engager antibody platforms. The company is developing three types of iPSC-derived (or iNK) cells: unedited iNK cells, TALEN® gene-edited iNK cells with improved function and persistence, and TALEN® gene-edited iNK cells with chimeric antigen receptors (CAR-iNKs) to improve tumor-specific targeting. The second complementary cornerstone technology is a quadrivalent multifunctional antibody platform designed to engage natural killer cells by targeting NKp46 using Cytovia’s proprietary Flex-NK™ technology.

These two technology platforms are being used to develop treatments for patients with solid tumors such as HCC and Glioblastoma as well as hematological malignancies such as Refractory Multiple Myeloma.

Headquartered in Aventura, FL, Cytovia has research and development laboratories in Natick, MA, and a GMP cell manufacturing facility in Puerto Rico. The company’s own R&D work is augmented through scientific partnerships with Cellectis, CytoImmune, the Hebrew University of Jerusalem, INSERM, the New York Stem Cell Foundation and the University of California San Francisco (UCSF).

Cytovia has a strategic partnership with CytoLynx Therapeutics, which is focused on research and development, manufacturing, and commercialization activities in Greater China and beyond.

About Isleworth Healthcare Acquisition Corp.

Isleworth Healthcare Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Isleworth has operating expertise in managing large and high growth businesses and more specifically, in the life sciences industry. Collectively, Isleworth has built, managed, bought and sold companies or technologies all over the world. Al Weiss (Chairman, Director), former President, Worldwide Operations Walt Disney Parks and Resorts, and Bob Whitehead (CEO, Director), a long-standing pharmaceutical executive, in the United States and internationally, and in large and emerging stage companies, lead the team. The team includes Dan Halvorson (EVP & CFO, Director), experienced public and private company executive in financial planning and operations in the life science, technology and artificial intelligence industries; Vipul Patel, MD, (Director), a pioneer in the development and utilization of robotic surgical technologies, and is connected to many emerging stage lifescience companies; Monica Reed, M.D. (Director), an experienced healthcare leader of large regional healthcare systems and community hospitals, and serves on various bioscience boards; Bob Dahl (Director), formerly Managing Director of Healthcare Investments at the Carlyle Group and was previously co-

head of healthcare investment banking at Credit Suisse; and Michelle McKenna (Director), an experienced board member who has significant experience in M&A and early stage companies, and as a C-suite executive of the NFL, was responsible for the highly effective Covid-19 contract tracing program across the league.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to statements regarding estimates and forecasts of financial and performance metrics, including the benefits of the proposed business combination, the anticipated timing of the proposed business combination, Cytovia’s expectations regarding cash runway, projections of market opportunity, operating results, debt levels, potential revenues, business strategies, various addressable markets, anticipated trends, industry environment, developments in markets in which Cytovia operates, the initiation, timing, progress, scope and results of Cytovia’s ongoing pre-clinical studies, planned clinical trials and research and development programs, the timing, availability and presentation of pre-clinical and regulatory developments, Cytovia’s ability to timely file and obtain approval of investigational new drug applications for its planned clinical trials, the potential benefits of Cytovia’s platforms, programs and product candidates, the development and the commercial potential, growth potential and market opportunity for Cytovia’s product candidates, if approved, and the drivers, timing, impact and results thereof, the potential and future results of current and planned collaborations, Cytovia’s ability to obtain and maintain regulatory approval of any of Cytovia’s product candidates, Cytovia’s plans to research, discover and develop additional product candidates, including by leveraging other technologies and expanding into additional indications, Cytovia’s ability to expand its manufacturing capabilities, and to manufacture its product candidates and scale production, Cytovia’s ability to meet certain milestones , and the effects of regulations and Isleworth’s or Cytovia’s projected future results. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective managements of Cytovia and Isleworth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this press release relies on. Many actual events and circumstances are beyond the control of Cytovia and Isleworth. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political, economic and legal conditions; (ii) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Isleworth’s securities; (iii) failure to realize the anticipated benefits of the business combination or to obtain additional financing, including financing the parties intend to obtain prior to the consummation of the business combination to meet the minimum cash condition contained in the business combination agreement related to the proposed business combination and to fund operations and future product development; (iv) risks relating to the uncertainty of projected information, including Cytovia’s ability to project future capital needs, cash utilization and potential cash inflows, and timing with respect to Cytovia and its product candidates; (v) uncertainties inherent in research and development, including related to safety, progression of and results from its ongoing pre-clinical studies and planned clinical trials candidates; (vi) difficulties arising from Cytovia’s third-party licenses, or supply-chain or manufacturing challenges; (vii) unexpected safety or efficacy data observed during pre-clinical or clinical studies; (viii) the failure of the data from Cytovia’s pre-clinical trials to be indicative in human trials; (ix) the ability of Cytovia to protect its intellectual property rights; (x) trends in the industry, changes in the competitive landscape, and delays or disruptions due to the COVID-19 pandemic, including the risk that the ongoing COVID-19 pandemic and the associated containment efforts may disrupt Cytovia’s business and/or the global healthcare system (including its supply chain) more severely than it has to date or more severely than anticipated; (xi) the effects of competition on Cytovia’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with collaborators, manufacturers, suppliers, licensors or strategic partners and retain its management and key employees; (xii) changes in the legal and regulatory framework for the industry or unexpected litigation or disputes and future expenditures; (xiii) the risk that the proposed business combination may not be completed by Isleworth’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Isleworth; (xiv) the failure to satisfy the conditions to the consummation of the proposed business combination in the anticipated manner or on the anticipated timeline, including the approval of the proposed business combination by the stockholders of Isleworth and Cytovia, the satisfaction of the minimum trust account amount following redemptions by Isleworth’s public stockholders and the receipt of certain governmental and regulatory approvals; (xv) the effect of the announcement or pendency of the proposed business combination on Cytovia’s business relationships, performance, and business generally; (xvi) risks that the announcement and consummation of the proposed business combination disrupts current plans and operations of Cytovia and Isleworth and potential difficulties in Cytovia employee retention as a result of the proposed business combination; (xvii) the outcome of any legal proceedings that may be instituted against Isleworth or Cytovia related to the agreement and plan of merger or the proposed business combination; (xviii) the ability to maintain the listing of Isleworth’s securities on the NASDAQ or the combined company’s securities on the NASDAQ or another securities exchange; (xix) the price of Isleworth’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Cytovia plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cytovia’s business and changes in the combined capital structure; (xx) any changes to accounting methods of Isleworth; (xxi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xxii) those factors discussed in Isleworth’s Annual Report on Form 10-K for the year ended December 31, 2021 under the heading “Risk Factors,” and other documents Isleworth has filed, or will file, with the Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither Isleworth nor Cytovia presently knows, or that Isleworth or Cytovia currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Isleworth’s and Cytovia’s expectations, plans, or forecasts of future events and views as of the date of this press release. Isleworth and Cytovia anticipate that subsequent events and developments will cause Isleworth’s and Cytovia’s assessments to change. However, while Isleworth and Cytovia may elect to update these forward-looking statements at some point in the future, Isleworth and Cytovia specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Isleworth’s and Cytovia’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of Isleworth and Cytovia for their consideration. Isleworth intends to file a registration statement on Form S-4 (the “Registration Statement”) with the

SEC which will include preliminary and definitive proxy statements to be distributed to Isleworth’s shareholders in connection with Isleworth’s solicitation of proxies for the vote by Isleworth’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Cytovia’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Isleworth will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Isleworth’s shareholders and other interested persons are urged to read, once available, the preliminary proxy statement/information statement/prospectus and any amendments thereto, the definitive proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Isleworth’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Isleworth, Cytovia and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Isleworth, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 360 Central Avenue, First Central Tower, Suite #800, St. Petersburg, Florida 33701.

Participants in the Solicitation

Isleworth, Cytovia and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Isleworth’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Isleworth’s shareholders in connection with the proposed business combination will be set forth in Isleworth’s proxy statement/information statement/prospectus when it is filed with the SEC. You can find more information about Isleworth’s directors and executive officers in Isleworth’s 2021 Form 10-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/information statement/prospectus when they become available. Shareholders, potential investors and other interested persons should read the proxy statement/information statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Non-Solicitation

This press release does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Isleworth Healthcare Acquisition Corp. Contact:

Dan Halvorson

Board Director, EVP & CFO

dan@isleworthhealthcare.com

Cytovia Investor Contact:

Anna Baran-Djokovic

VP, Investor Relations and Capital Markets

anna@cytoviatx.com

+1 (305) 615 9162

Media Contact:

David Schull

Russo Partners

david.schull@russopartnersllc.com

Ignacio Guerrero-Ros

Russo Partners

ignacio.guerrero-ros@russopartnersllc.com